UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2014

PREMIERE GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

GEORGIA

(State or Other Jurisdiction of Incorporation)

001-13577	59-3074176
(Commission File Number)	(IRS Employer Identification No.)

3280 Peachtree Road, NE, Suite 1000, Atlanta, Georgia 30305
(Address of Principal Executive Offices)	(Zip Code)

404-262-8400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of Premiere Global Services, Inc. held on June 18, 2014, our shareholders approved the Premiere Global Services, Inc. 2014 Incentive Plan.  Employees, officers, directors and consultants selected by the compensation committee of our board of directors are eligible to participate in our 2014 incentive plan, including our principal executive officer, principal financial officer and our other named executive officers.  A description of the material terms of our 2014 incentive plan was included in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2014 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At our 2014 annual meeting held on June 18, 2014, our shareholders: (1) elected all of our nominees for director; (2) approved the advisory vote on executive compensation; (3) ratified the appointment of KPMG LLP as our independent registered accounting firm for the year ending December 31, 2014; and (4) approved our 2014 incentive plan.

A total of 46,305,787 shares, or approximately 95.6% of the common stock issued and outstanding as of the record date of April 10, 2014, was represented at our 2014 annual meeting in person or by proxy.

The votes cast on each proposal were as follows:

1. Election of Directors:

Nominee	For	Withheld	Broker Non-Votes
Boland T. Jones	42,106,770	1,283,645	2,915,372
Wilkie S. Colyer	42,985,632	404,783	2,915,372
K. Robert Draughon	42,994,333	396,082	2,915,372
John R. Harris	40,958,919	2,431,496	2,915,372
W. Steven Jones	42,998,033	392,382	2,915,372
Raymond H. Pirtle, Jr.	41,251,354	2,139,061	2,915,372
J. Walker Smith, Jr.	40,905,434	2,484,981	2,915,372

2. Advisory Vote on Executive Compensation:

The advisory vote to approve the compensation of our named executive officers was approved by approximately 95.6% of the total votes cast of our shares present at our 2014 annual meeting in person or by proxy as follows:

For	Against	Abstain	Broker Non-Votes
41,425,932	1,909,535	54,948	2,915,372

3. Ratification of KPMG LLP:

For	Against	Abstain	Broker Non-Votes
46,281,902	14,404	9,481	N/A

4. Approval of our 2014 Incentive Plan:

For	Against	Abstain	Broker Non-Votes
40,441,897	2,938,811	9,707	2,915,372

No other matters were considered or voted upon at our 2014 annual meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Premiere Global Services, Inc. 2014 Incentive Plan (incorporated herein by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERE GLOBAL SERVICES, INC.

Date: June 18, 2014	By:	/s/ Scott Askins Leonard
Scott Askins Leonard
Executive Vice President - Legal
General Counsel and Secretary

EXHIBIT INDEX

10.1	Premiere Global Services, Inc. 2014 Incentive Plan (incorporated herein by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2014).